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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   April 17, 1998
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                INTERNATIONAL MUREX TECHNOLOGIES CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



                    Province of British Columbia, Canada
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               (State or Other Jurisdiction of Incorporation)


            0-26144                                      N/A
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    (Commission File Number)              (I.R.S. Employer Identification No.)


 2255 B. Queen Street, East, Suite 828, Toronto, Ontario, Canada      M4E 1G3
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    (Address of Principal Executive Offices)                         (Zip Code)


                              (519) 836-8016
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)








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Item 1.  Changes in Control of Registrant

         Pursuant to an Acquisition Agreement dated as of March 13, 1998 among International Murex Technologies Corporation (the "Company"), Abbott Laboratories ("Abbott") and AAC Acquisition Ltd., an indirect wholly-owned subsidiary of Abbott ("Acquisition"), on March 20, 1998, Acquisition commenced a tender offer (the "Offer") to purchase all of the outstanding common shares, without par value (the "Shares") of the Company for $13.00 per Share. The offer expired on April 16, 1998. On April 17, 1998, Acquisition accepted for payment all of the 16,174,162 Shares which were validly tendered and not previously withdrawn in response to the Offer. As a result of the consummation of the Offer, Acquisition became the beneficial owner of 96.00% of the outstanding Shares.

         As promptly as possible, Abbott and Acquisition intend to exercise Acquisition's statutory right to acquire all of the Shares not purchased by Acquisition in the Offer pursuant to a compulsory acquisition for $13.00 per Share.

         Acquisition obtained all funds required by it from Abbott. Abbott obtained all required funds from borrowings at market interest rates.

         Upon Acquisition's acceptance for payment of the Shares in the Offer, George Brazier, The Honorable J. Trevor Eyton, O.C., Thomas L. Gavan, M.D., Norbert J. Gilmore, Ph.D, M.D., Jay A. Lefton, Hartland M. MacDougall, CVO, O.C., Stanley E. Read, Ph.D, M.D. and Victor A. Rice each resigned from the Board of Directors of the Company and Christopher Bleck, Thomas D. Brown, Peter J. O'Callaghan, Jeffrey L. Smith, Gordon T. Warriner and Miles D.
White, each a designee of Abbott and Acquisition, were elected to the Company's Board of Directors.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL MUREX TECHNOLOGIES
                                            CORPORATION



Dated: May 1, 1998                      By:    /s/ Jill A. Gilmer
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                                               Jill A. Gilmer
                                               Secretary


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